Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED DECEMBER 31, 2021

S I T E

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED DECEMBER 31, 2021 SITE

SITE CENTERS COMPANY & PORTFOLIO OVERVIEW SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. PORTFOLIO STATISTICS $5.4B ENTERPRISE VALUE 89 WHOLLY - OWNED PROPERTIES $110K AVERAGE HOUSEHOLD INCOME 92.7% LEASED RATE COMMITTED TO A SUSTAINABLE FUTURE GRESB® REAL ESTATE GREEN LEASE LEADER AMERICA’s MOST RESPONSIBLE COMPANIES 2021 Newsweek statista 2021 Bloomberg Gender-Equality Index PORTFOLIO COMPOSITION Top 5 MSAs by ABR OTHER 67% ATLANTA 8% MIAMI 7% CHICAGO 6% ORLANDO 6% BOSTON 6% ABR by Region NORTHEAST 18% SOUTHEAST 45% MIDWEST 18% NORTHWEST 2% CALIFORNIA 7% SOUTHWEST 4% MOUNTAIN 6% Retailer Mix LOCAL 11% NATIONAL 89% NOTE: ALL FIGURES AT COMPANY’S SHARE AND AS OF DECEMBER 31, 2021 NEW YORK • HONG KONG • ATLANTA • CLEVELAND DENVER • LOS ANGELES • MIAMI • PHOENIX • TAMPA SITC LISTED NYSE SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties, finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rents; the

Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Fourth Quarter and Full-Year 2021 Operating Results

BEACHWOOD, OHIO, February 9, 2022-- SITE Centers Corp. (NYSE: SITC), an owner of open-air shopping centers located in suburban, high household income communities, announced today operating results for the quarter and year ended December 31, 2021.

“Fourth quarter and full-year 2021 results were ahead of expectations on almost every front with record new leasing activity and above-guidance investment volume funded, in part, by proceeds from the $190 million of preferred dividends paid to SITE Centers by Retail Value Inc.,” commented David R. Lukes, President and Chief Executive Officer. “We believe the elevated levels of demand for space at our properties from national credit tenants, along with investments made in 2021 that offer expected occupancy and rent upside, position SITE Centers for a multi-year period of sustainable growth.”

Results for the Fourth Quarter

•

Fourth quarter net income attributable to common shareholders was $56.2 million, or $0.26 per diluted share, as compared to a net loss of $6.4 million, or $0.03 per diluted share, in the year-ago period. The year-over-year increase in net income was primarily attributable to increased property net operating income driven by revenue growth, the impact of property acquisitions and lower uncollectible revenue as well as gains associated with the sale of joint venture assets.

•

Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $63.8 million, or $0.30 per diluted share, compared to $48.3 million, or $0.25 per diluted share, in the year-ago period. The year-over-year increase was primarily attributable to increased property net operating income driven by revenue growth, the impact of property acquisitions and lower uncollectible revenue partially offset by lower management fees. Fourth quarter Operating FFO results included $1.4 million of net revenue at SITE Centers’ share related to prior periods primarily from cash basis tenants and related reserve adjustments.

Results for the Year

•

Net income attributable to common shareholders for the year ended December 31, 2021 was $106.1 million, or $0.51 per diluted share, which compares to net income of $15.2 million, or $0.08 per diluted share, for the prior year.

•

Operating FFO was $1.17 per diluted share for the full year 2021, which compares to $0.99 per diluted share for 2020. 2021 Operating FFO results included $13.8 million of net revenue, or $0.07 per diluted share, at SITE Centers’ share related to prior periods primarily from cash basis tenants and related reserve adjustments.

Significant Fourth Quarter and Recent Activity

•

In December 2021, acquired partner Madison International’s 80% interest in six assets for $107.2 million ($134 million at 100%) with the mortgage debt related to the properties repaid upon closing. Five of the six properties are anchored by Publix, are located in key Florida sub-markets where the Company has an existing presence including Miami and Tampa, and offer upside from a mix of leasing and tactical redevelopment opportunities.

•

In December 2021, acquired the remaining interest in a 67% consolidated joint venture that owned one shopping center, Paradise Village Gateway (Phoenix, Arizona), for $15.1 million ($45.8 million at 100%) with the mortgage debt related to the property repaid upon closing. The joint venture partner’s 33% ownership was previously reflected as non-controlling interest on the Company’s balance sheet. In addition, the Company repaid mortgage debt of $27.6 million at closing. The property was 57.4% leased at closing offering significant expected occupancy upside.

•

Acquired Emmet Street North (Charlottesville, Virginia), one income producing parcel adjacent to Nassau Park Pavilion (Princeton, New Jersey) and one land parcel adjacent to Belgate Shopping Center (Charlotte, North Carolina) for an aggregate purchase price of $20.8 million.

•	Sold two unconsolidated shopping centers for an aggregate sales price of $82.1 million, totaling $54.7 million at SITE Centers’ share.

•

Agreed to sell its 20% interest in the SAU Joint Venture to its partner, the State of Utah, based on a gross asset value of $155.7 million (at 100%). The transaction is expected to close by June 2022. Fee income from the SAU joint venture totaled $1.0 million in 2021.

•

In October 2021, received a cash distribution of $190.0 million on the Retail Value Inc. (“RVI”) Series A Preferred Shares, which represents the full amount to be paid by RVI on account of the Company’s preferred investment.

•

In the fourth quarter of 2021, the Company sold 525,226 common shares on a forward basis under its ATM program at a weighted-average price of $16.87 per share before issuance costs, generating expected gross proceeds of $8.9 million. The shares may be settled at any time before the settlement date, December 8, 2022, with no shares settled to date.

•	In October 2021, repaid $87.6 million of consolidated mortgage debt, which was scheduled to mature in January 2022.
•	In the first quarter of 2022, acquired Artesia Village (Scottsdale, Arizona) for an aggregate price of $14.5 million.

Significant Full-Year 2021 Activity

•	Acquired ten shopping centers (including through the acquisition of partners’ interests), one income producing parcel and one land parcel for an aggregate price of $222.8 million.
•	Sold six unconsolidated shopping centers and several wholly-owned land parcels for an aggregate sales price of $166.6 million, totaling $96.5 million at SITE Centers’ share.
•

Sold a parcel of undeveloped land in Richmond Hills, Ontario held in a joint venture. SITE Centers’ share of net proceeds totaled $22.1 million after accounting for customary closing costs and foreign currency translation but before income taxes.

•

Over the course of the year, sold 2,225,698 common shares on a forward basis under its ATM program at a weighted-average price of $15.77 per share before issuance costs generating expected gross proceeds of $35.1 million. No shares have been settled to date.

•	In March 2021, sold 17.25 million common shares in a registered public offering resulting in net proceeds of $225.3 million.
•	In April 2021, redeemed all $150.0 million aggregate liquidation preference of its outstanding 6.250% Series K Cumulative Redeemable Preferred Shares.

Key Quarterly Operating Results

•

Reported an increase of 14.9% in SSNOI on a pro rata basis for the fourth quarter of 2021, including redevelopment, as compared to the year-ago period. The fourth quarter 2021 results were favorably impacted by lower year-over-year uncollectible revenue and prior period rent collections from cash basis tenants in addition to higher minimum rent.

•

Generated new leasing spreads of 13.1% and renewal leasing spreads of 2.2%, both on a pro rata basis, for the trailing twelve-month period ended December 31, 2021 and new leasing spreads of 14.7% and renewal leasing spreads of 4.0%, both on a pro rata basis, for the fourth quarter of 2021.

•

Reported a leased rate of 92.7% at December 31, 2021 on a pro rata basis, compared to 92.3% on a pro rata basis at September 30, 2021 and 91.6% on a pro rata basis at December 31, 2020. Fourth quarter transaction activity had a negative impact on the leased and commenced rate.

•	As of December 31, 2021, the signed but not opened spread was 260 basis points representing $15.2 million of annualized base rent on a pro rata basis.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.33 at December 31, 2021, compared to $18.50 at December 31, 2020.

Base Rent Collections Overview

•	As of January 31, 2022, the Company’s tenants, at the Company’s share, had paid approximately 99% of 2021 rent.

Guidance

The Company estimates net income attributable to common shareholders for 2022 to be from $0.19 to $0.26 per diluted share and Operating FFO to be from $1.08 to $1.13 per diluted share.

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

FY 2022E Per Share – Diluted
Net income attributable to Common Shareholders	$0.19 – $0.26
Depreciation and amortization of real estate	0.80 – 0.85
Equity in net (income) of JVs	(0.01) - 0.00
JVs' FFO	0.05 – 0.07
FFO (NAREIT) and Operating FFO	$1.08 – $1.13

Other key assumptions for 2022 guidance include:

FY 2022E
Joint Venture fee income	$8.0 – $10.0 million
RVI fee income (excluding disposition fees) (1)	$0.5 – $1.0 million
SSNOI (2)	(1.50)% – 0.50%
SSNOI – Adjusted for 2021 Uncollectible Revenue Impact (3)	2.25% – 4.25%

(1)	Consistent with 2021, guidance excludes impact of disposition fees from RVI.
(2)

Including redevelopment and approximately $14 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods, which is approximately 380 basis point headwind to 2022 SSNOI growth.

(3)

Including redevelopment and excluding revenue impact of approximately $14 million included in Uncollectible Revenue, primarily related to rent received from cash basis tenants, reported in 2021 related to prior periods.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:30 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 1508588 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ website at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 3804753 through March 9, 2022. Copies of the Company’s supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein. Reconciliation of the 2022 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2021. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		4Q21	4Q20	12M21	12M20
	Revenues:
	Rental income (1)	$124,110	$108,382	$490,799	$414,864
	Other property revenues	449	91	1,544	1,895
		124,559	108,473	492,343	416,759
	Expenses:
	Operating and maintenance	18,516	18,027	76,716	68,801
	Real estate taxes	17,712	18,054	76,071	69,601
		36,228	36,081	152,787	138,402

	Net operating income	88,331	72,392	339,556	278,357

	Other income (expense):
	Fee income (2)	10,257	9,425	40,521	43,574
	Interest expense	(18,682)	(19,117)	(76,383)	(77,604)
	Depreciation and amortization	(48,322)	(45,655)	(185,768)	(170,669)
	General and administrative (3)	(13,505)	(14,339)	(55,052)	(52,881)
	Other income (expense), net (4)	29	1,215	(1,185)	(6,512)
	Impairment charges	0	(5,200)	(7,270)	(5,200)
	Income (loss) before earnings from JVs and other	18,108	(1,279)	54,419	9,065

	Equity in net income of JVs	36,238	608	47,297	1,516
	Reserve of preferred equity interests	0	0	0	(19,393)
	Gain (loss) on sale and change in control of interests, net	5,242	(171)	19,185	45,464
	(Loss) gain on disposition of real estate, net	(4)	76	6,065	1,069
	Tax expense	(493)	(272)	(1,550)	(1,131)
	Net income (loss)	59,091	(1,038)	125,416	36,590
	Non-controlling interests	(97)	(247)	(481)	(869)
	Net income (loss) SITE Centers	58,994	(1,285)	124,935	35,721
	Write-off of preferred share original issuance costs	0	0	(5,156)	0
	Preferred dividends	(2,789)	(5,133)	(13,656)	(20,531)
	Net income (loss) Common Shareholders	$56,205	($6,418)	$106,123	$15,190

	Weighted average shares – Basic – EPS	211,226	193,248	208,004	193,336
	Assumed conversion of diluted securities	1,121	0	1,139	441
	Weighted average shares – Basic & Diluted – EPS	212,347	193,248	209,143	193,777

	Earnings per common share – Basic	$0.27	$(0.03)	$0.51	$0.08
	Earnings per common share – Diluted	$0.26	$(0.03)	$0.51	$0.08

(1)	Rental income:
	Minimum rents	$81,370	$75,930	$317,732	$301,557
	Ground lease minimum rents	6,609	6,076	26,016	22,395
	Straight-line rent, net	213	(1,612)	669	(1,881)
	Amortization of (above)/below-market rent, net	950	1,094	3,721	4,152
	Percentage and overage rent	1,580	1,172	4,929	2,942
	Recoveries	30,012	26,760	120,530	107,132
	Uncollectible revenue	1,115	(3,989)	9,383	(31,908)
	Ancillary and other rental income	2,149	1,725	6,576	5,984
	Lease termination fees	112	1,226	1,243	4,491

(2)	Fee Income:
	JV and other fees	3,702	3,771	14,519	19,247
	RVI fees	3,631	5,133	16,986	21,185
	RVI disposition fees	2,924	521	9,016	3,142

(3)	Mark-to-market adjustment (PRSUs)	0	(929)	(5,589)	688
	Executive separation charge	0	0	0	(1,650)

(4)	Other (expense) income, net:
	Transaction and other expense, net	182	(193)	(525)	(1,214)
	Interest	(152)	1,408	(643)	11,888
	Debt extinguishment costs, net	(1)	0	(17)	(17,186)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	4Q21	4Q20	12M21	12M20
Net income (loss) attributable to Common Shareholders	$56,205	($6,418)	$106,123	$15,190
Depreciation and amortization of real estate	46,880	44,233	180,158	165,122
Equity in net income of JVs	(36,238)	(608)	(47,297)	(1,516)
JVs' FFO	4,638	5,142	21,703	19,671
Non-controlling interests	17	7	67	35
Impairment of real estate	0	5,200	7,270	5,200
Reserve of preferred equity interests	0	0	0	19,393
(Gain) loss on sale and change in control of interests, net	(5,242)	171	(19,185)	(45,464)
Loss (gain) on disposition of real estate, net	4	(76)	(6,065)	(1,069)
FFO attributable to Common Shareholders	$66,264	$47,651	$242,774	$176,562
RVI disposition fees	(2,924)	(521)	(9,016)	(3,142)
Mark-to-market adjustment (PRSUs)	0	929	5,589	(688)
Executive separation charge	0	0	0	1,650
Debt extinguishment, transaction, net	325	193	1,047	18,400
Joint ventures - debt extinguishment, other	105	0	137	42
Write-off of preferred share original issuance costs	0	0	5,156	0
Total non-operating items, net	(2,494)	601	2,913	16,262
Operating FFO attributable to Common Shareholders	$63,770	$48,252	$245,687	$192,824

Weighted average shares & units – Basic: FFO & OFFO	211,367	193,388	208,145	193,477
Assumed conversion of dilutive securities	980	449	998	441
Weighted average shares & units – Diluted: FFO & OFFO	212,347	193,837	209,143	193,918

FFO per share – Basic	$0.31	$0.25	$1.17	$0.91
FFO per share – Diluted	$0.31	$0.25	$1.16	$0.91
Operating FFO per share – Basic	$0.30	$0.25	$1.18	$1.00
Operating FFO per share – Diluted	$0.30	$0.25	$1.17	$0.99
Common stock dividends declared, per share	$0.12	$0.05	$0.47	$0.25

Capital expenditures (SITE Centers share):
Redevelopment costs (major and tactical)	2,706	2,873	15,404	20,304
Maintenance capital expenditures	3,618	1,328	13,067	12,317
Tenant allowances and landlord work	11,299	6,337	38,839	24,582
Leasing commissions	1,639	1,164	6,045	3,577
Construction administrative costs (capitalized)	887	821	3,107	3,016

Certain non-cash items (SITE Centers share):
Straight-line rent	237	(1,455)	796	(1,845)
Straight-line fixed CAM	154	167	570	620
Amortization of (above)/below-market rent, net	1,034	1,530	4,116	5,310
Straight-line ground rent expense	(25)	(40)	(121)	(207)
Debt fair value and loan cost amortization	(1,305)	(1,199)	(5,023)	(4,784)
Capitalized interest expense	186	145	648	937
Stock compensation expense	(1,709)	(2,936)	(13,032)	(8,024)
Non-real estate depreciation expense	(1,401)	(1,357)	(5,372)	(5,295)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		4Q21	4Q20
	Assets:
	Land	$1,011,401	$953,556
	Buildings	3,624,164	3,488,499
	Fixtures and tenant improvements	556,056	509,866
		5,191,621	4,951,921
	Depreciation	(1,571,569)	(1,427,057)
		3,620,052	3,524,864
	Construction in progress and land	47,260	37,467
	Real estate, net	3,667,312	3,562,331

	Investments in and advances to JVs	64,626	77,297
	Investment in and advances to affiliate (1)	0	190,035
	Cash	41,807	69,742
	Restricted cash	1,445	4,672
	Receivables and straight-line (2)	61,382	73,517
	Intangible assets, net (3)	113,106	111,022
	Other assets, net	17,373	19,668
	Total Assets	3,967,051	4,108,284

	Liabilities and Equity:
	Revolving credit facilities	0	135,000
	Unsecured debt	1,451,768	1,449,613
	Unsecured term loan	99,810	99,635
	Secured debt	125,799	249,260
		1,677,377	1,933,508
	Dividends payable	28,243	14,844
	Other liabilities (4)	218,779	215,109
	Total Liabilities	1,924,399	2,163,461

	Preferred shares	175,000	325,000
	Common shares	21,129	19,400
	Paid-in capital	5,934,166	5,705,164
	Distributions in excess of net income	(4,092,783)	(4,099,534)
	Deferred compensation	4,695	5,479
	Other comprehensive income	0	(2,682)
	Common shares in treasury at cost	(5,349)	(11,319)
	Non-controlling interests	5,794	3,315
	Total Equity	2,042,652	1,944,823

	Total Liabilities and Equity	$3,967,051	$4,108,284

(1)	Preferred investment in RVI	$0	$190,000
	Receivable from RVI	0	35

(2)	SL rents (including fixed CAM), net	31,526	30,552

(3)	Operating lease right of use assets	19,047	$20,604

(4)	Operating lease liabilities	38,491	39,794
	Below-market leases, net	59,690	57,348

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	4Q21	4Q20	4Q21	4Q20
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$58,994	($1,285)	$58,994	($1,285)
Fee income	(10,257)	(9,425)	(10,257)	(9,425)
Interest expense	18,682	19,117	18,682	19,117
Depreciation and amortization	48,322	45,655	48,322	45,655
General and administrative	13,505	14,339	13,505	14,339
Other expense (income), net	(29)	(1,215)	(29)	(1,215)
Impairment charges	0	5,200	0	5,200
Equity in net income of joint ventures	(36,238)	(608)	(36,238)	(608)
Tax expense	493	272	493	272
(Gain) loss on sale and change in control of interests, net	(5,242)	171	(5,242)	171
Loss (gain) on disposition of real estate, net	4	(76)	4	(76)
Income from non-controlling interests	97	247	97	247
Consolidated NOI	88,331	72,392	88,331	72,392
SITE Centers' consolidated JV	0	0	(329)	(451)
Consolidated NOI, net of non-controlling interests	88,331	72,392	88,002	71,941

Net income (loss) from unconsolidated joint ventures	56,507	(915)	39,516	526
Interest expense	10,481	12,455	2,444	2,817
Depreciation and amortization	16,309	22,199	3,627	4,586
Impairment charges	0	0	0	0
Preferred share expense	0	1,998	0	100
Other expense, net	3,268	2,952	765	696
Gain on disposition of real estate, net	(53,803)	(28)	(38,510)	(6)
Unconsolidated NOI	$32,762	$38,661	7,842	8,719

Total Consolidated + Unconsolidated NOI			95,844	80,660
Less: Non-Same Store NOI adjustments			(653)	2,176
Total SSNOI including redevelopment			95,191	82,836
Less: Redevelopment Same Store NOI adjustments			(3,852)	(2,174)
Total SSNOI excluding redevelopment			$91,339	$80,662

SSNOI % Change including redevelopment			14.9%
SSNOI % Change excluding redevelopment			13.2%

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	12M21	12M20	12M21	12M20
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$124,935	$35,721	$124,935	$35,721
Fee income	(40,521)	(43,574)	(40,521)	(43,574)
Interest expense	76,383	77,604	76,383	77,604
Depreciation and amortization	185,768	170,669	185,768	170,669
General and administrative	55,052	52,881	55,052	52,881
Other expense, net	1,185	6,512	1,185	6,512
Impairment charges	7,270	5,200	7,270	5,200
Equity in net income of joint ventures	(47,297)	(1,516)	(47,297)	(1,516)
Reserve of preferred equity interests	0	19,393	0	19,393
Tax expense	1,550	1,131	1,550	1,131
Gain on sale and change in control of interests, net	(19,185)	(45,464)	(19,185)	(45,464)
Gain on disposition of real estate, net	(6,065)	(1,069)	(6,065)	(1,069)
Income from non-controlling interests	481	869	481	869
Consolidated NOI	339,556	278,357	339,556	278,357
SITE Centers' consolidated JV	0	0	(1,286)	(1,652)
Consolidated NOI, net of non-controlling interests	339,556	278,357	338,270	276,705

Net income (loss) from unconsolidated joint ventures	110,032	(37,370)	49,459	892
Interest expense	43,379	60,010	10,557	12,068
Depreciation and amortization	66,618	99,779	15,107	18,251
Impairment charges	0	33,240	0	1,890
Preferred share expense	0	15,708	0	785
Other expense, net	12,074	13,796	2,951	2,946
Gain on disposition of real estate, net	(89,935)	(9,257)	(42,897)	(1,784)
Unconsolidated NOI	$142,168	$175,906	35,177	35,048

Total Consolidated + Unconsolidated NOI			373,447	311,753
Less: Non-Same Store NOI adjustments			3,061	15,452
Total SSNOI including redevelopment			376,508	327,205
Less: Redevelopment Same Store NOI adjustments			(14,945)	(9,655)
Total SSNOI excluding redevelopment			$361,563	$317,550

SSNOI % Change including redevelopment			15.1%
SSNOI % Change excluding redevelopment			13.9%

SITE Centers Corp.

Portfolio Summary

GLA in thousands
`			12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Shopping Center Count
Operating Centers - 100%			136	137	137	138	138
Wholly Owned			89	81	80	78	78
JV Portfolio			47	56	57	60	60

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share			24,905	24,356	24,327	24,370	24,429
Wholly Owned			22,856	21,677	21,605	21,580	21,639
JV Portfolio - Pro Rata Share			2,049	2,679	2,722	2,790	2,790
Unowned - 100%			10,229	10,475	10,475	10,617	10,562

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF			$18.33	$18.44	$18.39	$18.39	$18.50
Base Rent PSF < 10K			$28.82	$29.20	$29.17	$28.91	$29.10
Base Rent PSF > 10K			$15.18	$15.36	$15.35	$15.39	$15.46

Commenced Rate			90.1%	90.2%	89.7%	88.6%	88.7%
Commenced Rate < 10K SF			80.7%	80.0%	79.7%	80.1%	80.4%
Commenced Rate > 10K SF			93.3%	93.6%	93.0%	91.3%	91.4%

Leased Rate			92.7%	92.3%	91.8%	91.4%	91.6%
Leased Rate < 10K SF			85.0%	83.9%	82.9%	82.8%	82.8%
Leased Rate > 10K SF			95.3%	95.1%	94.6%	94.1%	94.3%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned			92.2%	89.8%	89.3%	89.1%	88.7%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share			7.8%	10.2%	10.7%	10.9%	11.3%

Quarterly SITE SSNOI at share including Redevelopment			14.9%	21.6%	29.9%	-1.4%	-12.0%
Quarterly SITE SSNOI at share excluding Redevelopment			13.2%	20.5%	28.7%	-2.1%	-11.8%

TTM Total Leasing - at pro rata share (GLA in 000's)			3,455	3,528	3,331	2,954	2,808
TTM Blended New and Renewal Rent Spreads - at pro rata share			3.7%	1.6%	1.7%	1.9%	3.4%

Top 20 MSA Exposure
		# of	Pro Rata	% of	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	19	2,407	9.7%	$31,782	8.3%	$14.62
2	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,529	6.1%	26,195	6.8%	$20.80
3	Chicago-Naperville-Elgin, IL-IN-WI	6	1,165	4.7%	23,772	6.2%	$25.88
4	Orlando-Kissimmee-Sanford, FL	7	1,325	5.3%	23,089	6.0%	$19.53
5	Boston-Cambridge-Newton, MA-NH	2	1,421	5.7%	22,449	5.8%	$25.37
6	Charlotte-Concord-Gastonia, NC-SC	4	1,384	5.6%	21,717	5.6%	$16.60
7	Denver-Aurora-Lakewood, CO	4	1,367	5.5%	21,212	5.5%	$17.66
8	Trenton, NJ	2	1,299	5.2%	21,141	5.5%	$18.18
9	Columbus, OH	5	1,306	5.2%	19,303	5.0%	$16.11
10	Los Angeles-Long Beach-Anaheim, CA	3	882	3.5%	14,961	3.9%	$23.44
11	Phoenix-Mesa-Scottsdale, AZ	4	983	3.9%	14,504	3.8%	$19.66
12	San Antonio-New Braunfels, TX	3	1,048	4.2%	13,256	3.4%	$16.91
13	Tampa-St. Petersburg-Clearwater, FL	7	877	3.5%	13,097	3.4%	$17.34
14	New York-Newark-Jersey City, NY-NJ-PA	8	792	3.2%	11,955	3.1%	$18.28
15	Richmond, VA	3	591	2.4%	9,445	2.5%	$20.25
16	Cincinnati, OH-KY-IN	2	588	2.4%	9,373	2.4%	$17.85
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.7%	9,169	2.4%	$21.52
18	Cleveland-Elyria, OH	2	553	2.2%	7,156	1.9%	$14.56
19	Portland-Vancouver-Hillsboro, OR-WA	2	382	1.5%	7,150	1.9%	$23.82
20	San Francisco-Oakland-Hayward, CA	3	229	0.9%	6,562	1.7%	$31.64
	Other	38	4,347	17.5%	57,375	14.9%	$15.53
	Total	136	24,905	100.0%	$384,663	100.0%	$18.33

$ and GLA in thousands

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	December 31, 2021	December 31, 2020	December 31, 2019
Capital Structure
Market Value Per Share	$15.83	$10.12	$14.02

Common Shares Outstanding	211,235	193,363	193,821
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	211,376	193,504	193,962

Common Shares Equity	$3,346,079	$1,958,258	$2,719,342

Perpetual Preferred Stock - Class K (1)	0	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$175,000	$325,000	$325,000

Unsecured Credit Facilities	0	135,000	5,000
Unsecured Term Loan	100,000	100,000	100,000
Unsecured Notes Payable	1,456,886	1,456,031	1,656,156
Mortgage Debt (includes JVs at SITE share)	315,898	473,576	372,498
Total Debt (includes JVs at SITE share)	1,872,784	2,164,607	2,133,654
Less: Cash (including restricted cash)	43,252	74,414	19,133
Net Debt	$1,829,532	$2,090,193	$2,114,521

Total Market Capitalization	$5,350,611	$4,373,451	$5,158,863

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,749,295	1,842,052	1,848,801
Consolidated Adjusted EBITDA - TTM	351,172	300,012	361,517
Average Consolidated Net Debt / Adjusted EBITDA (2)	5.0X	6.1X	5.1X

Average Pro-Rata Net Effective Debt	1,952,145	2,089,915	2,158,288
Pro-Rata Adjusted EBITDA - TTM	361,917	312,708	378,942
Average Pro-Rata Net Debt / Adjusted EBITDA (2)	5.4X	6.7X	5.7X

Outstanding Debt & Obligations	1,717,917	1,953,194	1,868,599
Undepreciated Real Estate Assets	5,303,507	5,256,719	5,194,413
Total Debt to Real Estate Assets Ratio (3)	32%	37%	36%
Covenant	65%	65%	65%

Secured Debt & Obligations	125,382	248,917	94,196
Total Assets	5,534,473	5,529,204	5,374,643
Secured Debt to Assets Ratio	2%	5%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	5,028,788	4,624,168	4,500,271
Unsecured Debt & Obligations	1,592,535	1,704,277	1,774,404
Unencumbered Assets to Unsecured Debt (3)	316%	271%	254%
Covenant	135%	135%	135%

Net Income Available for Debt Service	329,408	264,148	336,137
Maximum Annual Service Charge	80,073	80,913	89,365
Fixed Charge Coverage Ratio	4.1X	3.3X	3.8X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses	329,408	280,716	336,304
Fixed Charge Coverage Ratio Excluding Other Expenses	4.1X	3.5X	3.8X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Redeemed on April 7, 2021.
(2) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(3) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	4Q21	4Q20	Change	4Q21		4Q20	Change

Leased rate	92.8%	91.8%	1.0%	93.1%		92.2%	0.9%
Commenced rate	90.2%	89.2%	1.0%	90.5%		89.7%	0.8%

Revenues:
Minimum rents	$114,070	$111,491		$91,029		$88,715
Recoveries	36,519	34,805		29,752		28,205
Uncollectible revenue	1,109	(6,136)		1,100		(4,598)
Percentage and overage rent	2,426	1,818		1,772		1,354
Ancillary and other rental income	3,088	2,264		2,205		1,761
	157,212	144,242	9.0%	125,858	(2)	115,437	9.0%
Expenses:
Operating and maintenance	(22,020)	(20,930)		(17,201)		(16,475)
Real estate taxes	(20,934)	(22,018)		(17,318)		(18,300)
	(42,954)	(42,948)	0.0%	(34,519)		(34,775)	(0.7%)
Total SSNOI excluding Redevelopment	$114,258	$101,294	12.8%	$91,339		$80,662	13.2%

Redevelopment SSNOI (2)	$3,852	$2,174		$3,852		$2,174
Total SSNOI including Redevelopment	$118,110	$103,468	14.2%	$95,191		$82,836	14.9%

Non-Same Store NOI	2,983	7,585		653		(2,176)
Total Consolidated + Unconsolidated NOI	$121,093	$111,053		$95,844		$80,660

SSNOI Operating Margin - Ex Redevelopment	72.7%	70.2%		72.6%		69.9%
SSNOI Recovery Rate - Ex Redevelopment	85.0%	81.0%		86.2%		81.1%

(1) See calculation definition in the Non-GAAP Measures section.
(2) See Redevelopments section for detail on major redevelopment activity.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	12M21	12M20	Change	12M21		12M20	Change

Leased rate	92.8%	91.8%	1.0%	93.1%		92.2%	0.9%
Commenced rate	90.2%	89.2%	1.0%	90.5%		89.7%	0.8%

Revenues:
Minimum rents	$451,248	$457,723		$359,856		$364,483
Recoveries	152,618	149,754		124,408		121,559
Uncollectible revenue	14,894	(47,369)		10,282		(36,959)
Percentage and overage rents	6,466	3,960		5,394		3,382
Ancillary and other rental income	9,687	8,562		7,093		6,652
	634,913	572,630	10.9%	507,033	(2)	459,117	10.4%
Expenses:
Operating and maintenance	(87,752)	(82,524)		(69,129)		(65,407)
Real estate taxes	(92,345)	(92,387)		(76,341)		(76,160)
	(180,097)	(174,911)	3.0%	(145,470)		(141,567)	2.8%
Total SSNOI excluding Redevelopment	$454,816	$397,719	14.4%	$361,563		$317,550	13.9%

Redevelopment SSNOI (2)	$14,945	$9,655		$14,945		$9,655
Total SSNOI including Redevelopment	$469,761	$407,374	15.3%	$376,508		$327,205	15.1%

Non-Same Store NOI	11,963	46,889		(3,061)		(15,452)
Total Consolidated + Unconsolidated NOI	$481,724	$454,263		$373,447		$311,753

SSNOI Operating Margin - Ex Redevelopment	71.6%	69.5%		71.3%		69.2%
SSNOI Recovery Rate - Ex Redevelopment	84.7%	85.6%		85.5%		85.9%

(1) See calculation definition in the Non-GAAP Measures section.
(2) See Redevelopments section for detail on major redevelopment activity.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q21	26	98,721	$25.01	$21.80	14.7%	8.4	64	275,789	$21.43	9.2
3Q21	25	96,921	$18.97	$16.06	18.1%	8.8	57	237,270	$20.27	8.7
2Q21	31	90,838	$21.24	$20.17	5.3%	8.4	60	167,312	$22.17	8.8
1Q21	28	70,219	$25.26	$21.98	14.9%	7.7	59	219,005	$21.32	8.5
	110	356,699	$22.46	$19.86	13.1%	8.3	240	899,376	$21.23	8.8

Renewals
4Q21	89	595,154	$18.89	$18.16	4.0%	5.3	89	595,154	$18.89	5.3
3Q21	100	763,907	$17.45	$17.00	2.6%	5.4	100	763,907	$17.45	5.4
2Q21	88	706,137	$14.16	$13.46	5.2%	5.3	88	706,137	$14.16	5.3
1Q21	86	490,103	$16.78	$17.52	(4.2%)	5.3	86	490,103	$16.78	5.3
	363	2,555,301	$16.75	$16.39	2.2%	5.3	363	2,555,301	$16.75	5.3

New + Renewals
4Q21	115	693,875	$19.76	$18.68	5.8%	5.9	153	870,943	$19.69	6.7
3Q21	125	860,828	$17.62	$16.89	4.3%	5.8	157	1,001,177	$18.12	6.3
2Q21	119	796,975	$14.97	$14.23	5.2%	5.8	148	873,449	$15.69	6.3
1Q21	114	560,322	$17.84	$18.08	(1.3%)	5.8	145	709,108	$18.18	6.5
	473	2,912,000	$17.45	$16.82	3.7%	5.8	603	3,454,677	$17.92	6.4

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
4Q21	275,789	$22.58	$2.62	$4.25	$1.07	$7.94	$14.64	9.2	53%	47%
3Q21	232,547	$20.59	$4.38	$4.38	$0.84	$9.60	$10.99	8.8	57%	43%
2Q21	144,844	$24.22	$1.95	$4.69	$1.16	$7.80	$16.42	8.7	34%	66%
1Q21	156,137	$21.22	$2.24	$4.51	$0.90	$7.65	$13.57	8.0	51%	49%
	809,317	$22.04	$2.94	$4.41	$0.99	$8.34	$13.70	8.8	50%	50%

Renewals
4Q21	595,154	$19.21	$0.08	$0.00	$0.00	$0.08	$19.13	5.3	79%	21%
3Q21	763,907	$17.65	$0.30	$0.00	$0.04	$0.34	$17.31	5.4	85%	15%
2Q21	706,137	$14.31	$0.05	$0.01	$0.00	$0.06	$14.25	5.3	85%	15%
1Q21	490,103	$16.93	$0.42	$0.00	$0.00	$0.42	$16.51	5.3	77%	23%
	2,555,301	$16.95	$0.20	$0.00	$0.01	$0.21	$16.74	5.3	82%	18%

New + Renewals
4Q21	870,943	$20.27	$1.19	$1.86	$0.47	$3.52	$16.75	6.7	71%	29%
3Q21	996,454	$18.33	$1.63	$1.44	$0.30	$3.37	$14.96	6.2	78%	22%
2Q21	850,981	$16.00	$0.50	$1.14	$0.28	$1.92	$14.08	6.1	76%	24%
1Q21	646,240	$17.96	$0.99	$1.43	$0.29	$2.71	$15.25	6.1	71%	29%
	3,364,618	$18.17	$1.11	$1.48	$0.34	$2.93	$15.24	6.3	74%	26%

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	49	14	63	$22,405	5.8%	$25,532	1,583	6.4%	1,864	A/A2/NR
2	Dick's Sporting Goods (2)	15	4	19	10,463	2.7%	12,148	700	2.8%	846	NR
3	PetSmart	25	5	30	9,984	2.6%	11,165	582	2.3%	661	B/B2/NR
4	Michaels	23	8	31	8,767	2.3%	10,589	578	2.3%	733	B/B1/NR
5	Ross Stores (3)	19	14	33	7,361	1.9%	10,373	627	2.5%	953	BBB+/A2/NR
6	Bed Bath & Beyond (4)	18	2	20	7,360	1.9%	7,872	610	2.4%	659	B+/Ba3/NR
7	Ulta	27	7	34	7,320	1.9%	8,596	293	1.2%	355	NR
8	Gap (5)	22	10	32	7,252	1.9%	9,134	381	1.5%	488	BB/Ba2/NR
9	Nordstrom Rack	10	0	10	7,108	1.8%	7,108	362	1.5%	362	BB/Ba2/NR
10	Best Buy	9	3	12	7,024	1.8%	8,570	437	1.8%	550	BBB+/A3/NR
11	Kohl's	7	7	14	6,673	1.7%	10,646	748	3.0%	1,221	BBB-/Baa2/BBB-
12	Kroger (6)	7	4	11	6,436	1.7%	7,736	459	1.8%	632	BBB/Baa1/NR
13	AMC Theatres	2	3	5	5,912	1.5%	9,842	215	0.9%	400	CCC+/Caa3/NR
14	Burlington	8	4	12	5,634	1.5%	7,121	360	1.4%	487	BB+/NR/NR
15	Five Below	28	10	38	5,412	1.4%	6,616	263	1.1%	332	NR
16	Publix	8	8	16	4,549	1.2%	7,375	466	1.9%	788	NR
17	Barnes & Noble	8	2	10	4,517	1.2%	5,053	208	0.8%	237	NR
18	Designer Brands Inc. (DSW)	12	1	13	4,401	1.1%	4,686	265	1.1%	281	NR
19	Whole Foods	3	1	4	4,372	1.1%	4,948	148	0.6%	184	AA/A1/AA-
20	Home Depot	5	0	5	3,809	1.0%	3,809	600	2.4%	600	A/A2/A
21	Petco	12	6	18	3,769	1.0%	4,971	178	0.7%	242	B/B2/NR
22	Party City	14	5	19	3,605	0.9%	4,532	184	0.7%	237	B/B3/CCC+
23	Jo-Ann	9	4	13	3,506	0.9%	4,268	300	1.2%	381	B/B2/NR
24	Cost Plus	10	3	13	3,505	0.9%	4,909	190	0.8%	263	NR
25	Staples	10	2	12	3,253	0.8%	3,704	205	0.8%	233	B/B2/NR
26	Office Depot (7)	11	2	13	3,246	0.8%	3,721	236	0.9%	273	NR
27	Total Wine & More	6	1	7	3,244	0.8%	3,437	165	0.7%	177	NR
28	Dollar Tree Stores	23	8	31	3,145	0.8%	3,818	276	1.1%	339	BBB/Baa2/NR
29	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
30	Ahold Delhaize (8)	2	5	7	2,963	0.8%	5,840	180	0.7%	385	BBB/Baa1/NR
31	Cineworld (Regal Cinemas)	3	0	3	2,940	0.8%	2,940	138	0.6%	138	CCC/NR/NR
32	CGV Cinemas	1	0	1	2,849	0.7%	2,849	74	0.3%	74	NR
33	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	BB-/B1/NR
34	Macy's (9)	4	0	4	2,293	0.6%	2,293	183	0.7%	183	BB-/Ba2/BB+
35	AT&T	19	10	29	2,280	0.6%	2,804	64	0.3%	84	BBB/Baa2/BBB+
36	Giant Eagle	2	0	2	2,256	0.6%	2,256	183	0.7%	183	NR
37	JPMorgan Chase	12	2	14	2,210	0.6%	2,310	52	0.2%	57	A-/NR/AA-
38	Mattress Firm	13	7	20	2,032	0.5%	2,762	66	0.3%	93	NR
39	Hobby Lobby	5	0	5	1,943	0.5%	1,943	267	1.1%	267	NR
40	Caleres Inc.	10	3	13	1,928	0.5%	2,434	95	0.4%	119	B+/Ba3/NR
41	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
42	Target	3	1	4	1,839	0.5%	2,118	502	2.0%	570	A/A2/A
43	T-Mobile (10)	23	7	30	1,804	0.5%	2,087	53	0.2%	64	BB+/NR/BBB-
44	Panera	11	2	13	1,729	0.4%	1,897	56	0.2%	63	NR
45	America's Best Contacts	17	4	21	1,711	0.4%	1,989	64	0.3%	76	BB+/NR/NR
46	Carter's Childrenswear	13	5	18	1,702	0.4%	2,063	56	0.2%	72	BB+/NR/NR
47	Darden (11)	8	2	10	1,592	0.4%	1,823	61	0.2%	73	BBB/Baa2/BBB
48	Albertsons Companies (12)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB/Ba2/NR
49	Tailored Brands (13)	9	3	12	1,520	0.4%	1,759	76	0.3%	86	NR
50	Bealls (14)	5	3	8	1,462	0.4%	2,262	195	0.8%	294	NR
	Top 50 Total	569	197	766	$220,057	57.2%	$269,077	14,766	59.3%	18,747
	Total Portfolio				$384,663	100.0%	$477,009	24,905	100.0%	32,007

(1) T.J. Maxx (17) / Marshalls (22) / HomeGoods (15) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(2) Dick's Sporting Goods (15) / Golf Galaxy (4)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Ross Dress for Less (31) / dd's Discounts (2)							(10) T-Mobile (27) / Metro PCS (2) / Sprint (1)
(4) Bed Bath (13) / buybuy BABY (7)							(11) Longhorn Steakhouse (6) / Olive Garden (4)
(5) Gap (3) / Old Navy (27) / Banana Republic (1) / Athleta (1)							(12) Safeway (1) / ACME (1)
(6) Kroger (6) / Harris Teeter (2) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(13) Men's Wearhouse (10) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(7) Office Depot (5) / OfficeMax (8)							(14) Bealls (2) / Beall's Outlet (6)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	23	0.1%	$258	0.1%	$11.22	49	75	1.5%	$1,954	1.3%	$26.05	50	98	0.4%	$2,212	0.6%	$22.57
2022	34	799	4.6%	11,622	4.9%	$14.55	315	641	12.6%	18,014	12.3%	$28.10	349	1,440	6.4%	29,636	7.7%	$20.58
2023	109	2,653	15.3%	35,254	14.8%	$13.29	331	728	14.3%	20,982	14.4%	$28.82	440	3,381	15.1%	56,236	14.6%	$16.63
2024	112	2,711	15.6%	36,188	15.2%	$13.35	365	740	14.5%	21,757	14.9%	$29.40	477	3,451	15.4%	57,945	15.1%	$16.79
2025	98	2,459	14.2%	35,111	14.7%	$14.28	298	697	13.7%	18,885	12.9%	$27.09	396	3,156	14.1%	53,996	14.0%	$17.11
2026	91	2,107	12.2%	26,189	11.0%	$12.43	294	609	12.0%	17,221	11.8%	$28.28	385	2,716	12.1%	43,410	11.3%	$15.98
2027	78	2,179	12.6%	30,282	12.7%	$13.90	154	419	8.2%	11,577	7.9%	$27.63	232	2,598	11.6%	41,859	10.9%	$16.11
2028	37	751	4.3%	10,697	4.5%	$14.24	106	280	5.5%	8,850	6.1%	$31.61	143	1,031	4.6%	19,547	5.1%	$18.96
2029	31	801	4.6%	12,258	5.1%	$15.30	98	268	5.3%	8,408	5.8%	$31.37	129	1,069	4.8%	20,666	5.4%	$19.33
2030	33	776	4.5%	10,647	4.5%	$13.72	90	223	4.4%	6,940	4.8%	$31.12	123	999	4.5%	17,587	4.6%	$17.60
2031	25	893	5.2%	9,606	4.0%	$10.76	84	219	4.3%	6,319	4.3%	$28.85	109	1,112	5.0%	15,925	4.1%	$14.32
Thereafter	42	1,175	6.8%	20,617	8.6%	$17.55	56	188	3.7%	5,027	3.4%	$26.74	98	1,363	6.1%	25,644	6.7%	$18.81
Total	691	17,327	100.0%	$238,729	100.0%	$13.78	2,240	5,087	100.0%	$145,934	100.0%	$28.69	2,931	22,414	100.0%	$384,663	100.0%	$17.16

Signed Not Open	21	453		$6,650		$14.68	118	294		$8,583		$29.19	139	747		$15,233		$20.39
Vacant	43	869					382	943					425	1,812

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	23	0.1%	$258	0.1%	$11.22	44	70	1.4%	$1,776	1.2%	$25.37	45	93	0.4%	$2,034	0.5%	$21.87
2022	10	169	1.0%	2,468	1.0%	$14.60	206	378	7.4%	10,280	7.0%	$27.20	216	547	2.4%	12,748	3.3%	$23.31
2023	14	170	1.0%	3,890	1.6%	$22.88	205	363	7.1%	10,425	7.1%	$28.72	219	533	2.4%	14,315	3.7%	$26.86
2024	15	247	1.4%	3,889	1.6%	$15.74	218	371	7.3%	11,658	8.0%	$31.42	233	618	2.8%	15,547	4.0%	$25.16
2025	16	277	1.6%	3,857	1.6%	$13.92	175	325	6.4%	8,865	6.1%	$27.28	191	602	2.7%	12,722	3.3%	$21.13
2026	8	102	0.6%	1,331	0.6%	$13.05	150	239	4.7%	6,679	4.6%	$27.95	158	341	1.5%	8,010	2.1%	$23.49
2027	17	303	1.7%	4,896	2.1%	$16.16	132	254	5.0%	7,850	5.4%	$30.91	149	557	2.5%	12,746	3.3%	$22.88
2028	23	348	2.0%	5,908	2.5%	$16.98	118	271	5.3%	8,020	5.5%	$29.59	141	619	2.8%	13,928	3.6%	$22.50
2029	23	416	2.4%	5,720	2.4%	$13.75	123	257	5.1%	7,231	5.0%	$28.14	146	673	3.0%	12,951	3.4%	$19.24
2030	23	466	2.7%	7,301	3.1%	$15.67	103	234	4.6%	6,474	4.4%	$27.67	126	700	3.1%	13,775	3.6%	$19.68
2031	25	360	2.1%	6,366	2.7%	$17.68	112	214	4.2%	5,591	3.8%	$26.13	137	574	2.6%	11,957	3.1%	$20.83
Thereafter	516	14,446	83.4%	192,845	80.8%	$13.35	654	2,111	41.5%	61,085	41.9%	$28.94	1,170	16,557	73.9%	253,930	66.0%	$15.34
Total	691	17,327	100.0%	$238,729	100.0%	$13.78	2,240	5,087	100.0%	$145,934	100.0%	$28.69	2,931	22,414	100.0%	$384,663	100.0%	$17.16

Note: Includes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
West Bay Plaza - Phase II	Cleveland, OH	100%		$9,102	$5,360	$3,742	$0	$5,360		2Q22	2Q23	Sierra Trading Post
Perimeter Pointe	Atlanta, GA	100%		-	1,271	-	-	1,271		TBD	TBD	-
Total Redevelopment - Major			8%	$9,102	$6,631	$3,742	$0	$6,631

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Tanasbourne Town Center	Portland, OR	100%		$11,540	$850	$10,690	$0	$850		3Q23	2Q24	-
Nassau Park Pavilion	Trenton, NJ	100%		7,635	937	6,698	-	937		2Q23	3Q23	-
Shoppers World	Boston, MA	100%		6,672	316	6,356	-	316		4Q22	4Q23	Sleep Number
University Hills	Denver, CO	100%		4,589	716	3,873	-	716		4Q22	4Q23	-
Hamilton Marketplace	Trenton, NJ	100%		3,843	2,913	930	-	2,913		1Q22	4Q22	Mission BBQ, Mezeh Grill
Carolina Pavilion	Charlotte, NC	100%		2,339	252	2,087	-	252		4Q22	4Q23	Visionworks, Smoothie King
West Bay Plaza	Cleveland, OH	100%		335	100	235	100	-		4Q21	1Q22	Chase
Other Tactical Projects	N/A	100%		9,060	8,411	649	6,606	1,805
Total Redevelopment - Tactical			12%	$46,013	$14,495	$31,518	$6,706	$7,789

Other (3)				-	27,577	-	-	27,577
Undeveloped land (4)				-	5,263	-	-	5,263
Total Redevelopment Costs				$55,115	$53,966	$35,260	$6,706	$47,260	(5)

(1) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(2) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.
(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $5 million and cost basis of the headquarters (non-income producing portion) of $32 million.
(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $1 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands
Acquisitions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

05/12/21	Shoppes at Addison Place	Delray Beach, FL	100%	52	$40,000	$17,862	$40,000	$17,862
05/25/21	Emmet Street Station	Charlottesville, VA	100%	11	8,750	-	8,750	-
		2Q 2021 Total		63	$48,750	$17,862	$48,750	$17,862

09/13/21	Hammond Springs	Atlanta, GA	100%	69	$31,000	-	$31,000	-
		3Q 2021 Total		69	$31,000	$0	$31,000	$0

11/15/21	Belgate Shopping Center - Land Parcel	Belgate, NC	100%	0	$1,103	-	$1,103	-
12/01/21	Emmet Street North	Charlottesville, VA	100%	2	3,850	-	3,850	-
12/17/21	Paradise Village Gateway (Minority Interest)	Phoenix, AZ	100%	295	45,820	-	15,121	-
12/17/21	Village Square at Golf (DDRM Properties)	Boynton, Beach FL	100%	135	17,800	-	14,240	-
12/17/21	Shoppes at Paradise Pointe (DDRM Properties)	Fort Walton Beach, FL	100%	84	9,700	-	7,760	-
12/17/21	Midway Plaza (DDRM Properties)	Tamarac, FL	100%	228	42,500	-	34,000	-
12/17/21	North Pointe Plaza (DDRM Properties)	Tampa, FL	100%	108	25,300	-	20,240	-
12/17/21	The Shoppes at New Tampa (DDRM Properties)	Wesley Chapel, FL	100%	159	31,500	-	25,200	-
12/17/21	Paradise Shoppes of Ellenwood (DDRM Properties)	Ellenwood, GA	100%	68	7,200	-	5,760	-
12/23/21	Nassau Park Pavilion - At Home Parcel	Princeton, NJ	100%	143	15,800	-	15,800	-
		4Q 2021 Total		1,222	$200,573	$0	$143,074	$0

		Total 2021		1,354	$280,323	$17,862	$222,824	$17,862

01/28/22	Artesia Village	Scottsdale, AZ	100%	21	$14,500	-	$14,500	-
		1Q 2022 QTD		21	$14,500	$0	$14,500	$0

Dispositions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

02/02/21	Richmond Hill Land	Toronto, CAN	10.0%		$83,294	-	$22,123	-
03/19/21	Merriam Village-Hobby Lobby Parcel	Merriam Village, KS	100.0%	55	9,250	-	9,250	-
03/31/21	Non-operating land sales		100.0%		2,200	-	2,200	-
		1Q 2021 Total		55	$94,744	$0	$33,573	$0

04/27/21	Cofer Crossing (DDRM Properties)	Tucker, GA	20.0%	136	$20,000	$9,273	$4,000	$1,855
05/13/21	Shoppes at Golden Acres (DDRM Properties)	New Port Richey, FL	20.0%	131	8,500	9,609	1,700	1,922
05/19/21	Heather Island (DDRM Properties)	Ocala, FL	20.0%	71	8,500	5,399	1,700	1,080
	Non-operating land sales		100.0%		1,865	-	1,865	-
		2Q 2021 Total		338	$38,865	$24,281	$9,265	$4,857

09/24/21	Harundale Plaza (Other)	Glen Burnie, MD	20.0%	218	$16,375	-	$3,275	-
	Non-operating land sales		100.0%		17,860	-	17,860	-
		3Q 2021 Total		218	$34,235	$0	$21,135	$0

10/27/21	Sun Center (Other)	Columbus, OH	79.5%	316	$64,331	-	$51,111	-
11/17/21	Derby Square (DDRM Properties)	Grove City, OH	20.0%	125	17,750	9,366	3,550	1,873
	RVI Prefered Equity distribution				190,000	-	190,000	-
		4Q 2021 Total		316	$272,081	$9,366	$244,661	$1,873

		Total 2021		927	$439,925	$33,647	$308,634	$6,730

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$0	$0	1.00%				$0	1.00%
Unsecured Term Loan	100,000	100,000	1.10%				100,000	1.10%
Unsecured Public Debt	1,456,886	1,456,886	4.27%				1,456,886	4.27%
Fixed Rate Mortgage Loans	125,382	125,382	4.27%	$676,471	$146,754	4.50%	272,136	4.40%
Variable Rate Mortgage Loans	0	0	0.00%	200,411	43,762	2.94%	43,762	2.94%
Subtotal	$1,682,268	$1,682,268	4.08%	$876,882	$190,516	4.15%	$1,872,784	4.09%
Fair Market Value Adjustment	1,165	1,165		0	0		1,165
Unamortized Loan Costs, Net	(6,056)	(6,056)		(3,546)	(815)		(6,871)
Total	$1,677,377	$1,677,377	4.08%	$873,336	$189,701	4.15%	$1,867,078	4.09%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2022	$1,782	$34,250	$0	$36,032	$36,032	4.05%
2023	1,260	35,178	187,209	223,647	223,647	2.61%
2024	749	27,059	65,614	93,422	93,422	4.18%
2025	46	25,058	457,142	482,246	482,246	3.80%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030	0	0	0	0	0	-
2031 and beyond	0	0	0	0	0	-
Unsecured debt discount			(3,079)	(3,079)	(3,079)
Total	$3,837	$121,545	$1,556,886	$1,682,268	$1,682,268	4.08%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2022	$2,698	$371,507	$0	$374,205	$75,136	3.79%
2023	2,680	0	0	2,680	844	-
2024	2,785	364,320	0	367,105	73,740	4.97%
2025	2,913	0	0	2,913	914	-
2026	2,939	59,120	0	62,059	16,149	2.84%
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029	0	0	0	0	0	-
2030	0	0	0	0	0	-
2031 and beyond	0	0	0	0	0	-
Total	$16,538	$860,344	$0	$876,882	$190,516	4.15%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	94.1%	4.3%	77.0%	4.5%	92.3%	4.3%
Variable	5.9%	1.1%	23.0%	2.9%	7.7%	1.7%

(1) Assumes borrower extension options are exercised.
(2) Based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Term Loan ($200m)	$100,000	$100,000	01/23	L + 100
Unsecured Revolver ($950m)	0	0	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
	$100,000	$100,000
Public Debt
Unsecured Notes	87,136	87,136	05/23	3.52%
Unsecured Notes	65,541	65,541	08/24	4.07%
Unsecured Notes	456,099	456,099	02/25	3.79%
Unsecured Notes	398,556	398,556	02/26	4.43%
Unsecured Notes	449,554	449,554	06/27	4.80%
	$1,456,886	$1,456,886
Mortgage Debt
White Oak Village	34,250	34,250	09/22	4.05%
Midtowne Park, SC	15,736	15,736	01/23	5.04%
Millenia Crossing, FL	20,018	20,018	01/23	4.32%
Concourse Village, FL	12,721	12,721	02/24	4.86%
Larkin's Corner, PA	15,979	15,979	06/24	4.09%
Shoppes at Addison Place (North), FL	9,049	9,049	02/25	4.08%
Shoppes at Addison Place (South), FL	7,156	7,156	02/25	4.11%
Shoppes at Addison Place (Outlot), FL	1,373	1,373	02/25	4.08%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$125,382	$125,382

Consolidated Debt Subtotal	$1,682,268	$1,682,268
FMV Adjustment – Assumed Debt	1,165	1,165
Unamortized Loan Costs, Net	(6,056)	(6,056)
Total Consolidated Debt	$1,677,377	$1,677,377

Rate Type
Fixed	$1,582,268	$1,582,268	3.8 years	4.27%
Variable	100,000	100,000	1.1 years	1.10%
	$1,682,268	$1,682,268	3.6 years	4.08%
Perpetual Preferred Stock
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
April 2022 Loan Pool (4 assets)	SAU	13,109	2,622	04/22	4.74%
Flat Shoals Crossing, GA	SAU	3,384	677	04/22	4.65%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (10 assets)	DDRM	136,411	27,282	07/22	3.00%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	64,000	16,480	12/26	2.84%
Lennox Town Center Limited, OH (SITE 50%)	Other	38,200	19,100	04/28	3.49%
May 2028 Loan Pool (6 assets)	SAU	38,728	7,745	05/28	4.20%
Unconsolidated Debt Subtotal		$876,882	$190,516
Unamortized Loan Costs, Net		(3,546)	(815)
Total Unconsolidated Debt		$873,336	$189,701

Rate Type
Fixed		$676,471	$146,754	2.4 years	4.50%
Variable		200,411	43,762	2.2 years	2.94%
		$876,882	$190,516	2.4 years	4.15%

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended December 31, 2021	Twelve months ended December 31, 2020
Consolidated
Consolidated net income to SITE	$124,935	$35,721
Interest expense	76,383	77,604
Income taxes, net	1,551	1,131
Depreciation and amortization	185,768	170,669
Adjustments for non-controlling interests	(664)	(732)
EBITDA	387,973	284,393
Impairments	7,270	5,200
Reserve of preferred equity interests	0	19,393
Gain on sale of joint venture interests	(19,185)	(45,464)
Gain on disposition of real estate, net	(6,065)	(1,069)
EBITDAre	369,993	262,453
Separation charges	0	1,650
Equity in net income of JVs	(47,297)	(1,516)
Other expense, net	6,636	17,712
JV OFFO (at SITE Share)	21,840	19,713
Adjusted EBITDA (1)	351,172	300,012

Net effective debt-beginning of period
Consolidated debt	1,933,508	1,847,297
Partner share of consolidated debt	(9,260)	(9,431)
Loan costs, net	7,819	9,038
Face value adjustments	(1,379)	(983)
Cash and restricted cash	(73,823)	(18,682)
Net effective debt-beginning of period	$1,856,865	$1,827,239

Consolidated debt-average	1,805,443	1,890,403
Partner share of consolidated debt-average	(4,630)	(9,346)
Loan costs, net-average	6,938	8,429
Face value adjustments-average	(1,272)	(1,181)
Cash and restricted cash-average	(57,184)	(46,253)
Average net effective debt	$1,749,295	$1,842,052

Debt/Adjusted EBITDA – Consolidated (2)	5.0x	6.1x

Pro rata including JVs
EBITDAre	344,399	280,608
Adjusted EBITDA	361,917	312,708

Consolidated net debt-average	1,749,295	1,842,052
JV debt (at SITE Share)-average	212,218	260,825
JV cash and restricted cash (at SITE Share)-average	(9,368)	(12,962)
Average net effective debt	$1,952,145	$2,089,915

Debt/Adjusted EBITDA – Pro Rata (2)	5.4x	6.7x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	4Q21 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Madison International DDRM	20%	24	4,118	90.0%	$14.38	$11,398		$760,912	$355,141

Chinese Institutional Investors DTP	20%	10	3,397	93.8%	14.54	11,911		581,045	364,320

State of Utah SAU	20%	11	906	91.0%	13.40	2,200		129,011	55,221

Various Investors Other (3)	50%	2	730	91.3%	30.56	3,533		128,810	102,200
Total		47	9,151	91.6%	$15.15	$29,042		$1,599,778	$876,882
Property management fees						1,533	(1)
Assets sold in 4Q2021						2,187	(1)
Net operating income						$32,762	(4)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the Other Expense line item.

(2) Excludes unamortized loan costs, net of $3.5 million or $0.8 million at SITE's Share.

(3) Other Joint Venture properties are Lennox Town Center and Deer Park Town Center.

(4) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 4Q21		Balance Sheet Pro Rata Adjustments 4Q21
Revenues:		Assets:
Rental Income (2)	$10,366	Land	$78,694
Other income (3)	263	Buildings	227,897
	10,629	Improvements	25,909
Expenses:			332,500
Operating and maintenance	1,645	Depreciation	(94,671)
Real estate taxes	1,142		237,829
	2,787	Construction in progress and land	1,163
Net Operating Income	7,842	Real estate, net	238,992
		Investment in JVs	(1,828)
Other Income (expense):		Cash and restricted cash	9,779
Fee income	(606)	Receivables, net	3,633
Impairment charges	0	Other assets, net	9,973
Interest expense	(2,444)	Total Assets	$260,549
Depreciation and amortization	(3,627)
Other income (expense), net	(159)	Liabilities and Equity:
Income before earnings from JVs	1,006	Mortgage debt	$189,701
Equity in net income of JVs	(36,238)	Notes payable to SITE	699
Basis differences of JVs	(3,278)	Other liabilities	10,863
Gain on disposition of real estate	38,510	Total Liabilities	201,263
Net income	$0	JVs share of equity	61,114
		Distributions in excess of net income	(1,828)
FFO Reconciliation 4Q21		Total Equity	59,286
Income before earnings from JVs	$1,006	Total Liabilities and Equity	$260,549
Depreciation and amortization	3,627
Basis differences of JVs	5
FFO at SITE's Ownership Interests	$4,638
OFFO at SITE's Ownership Interests	$4,743

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$7,389
Ground lease minimum rents	405
Straight-line rent, net	23
Amortization of (above) below market rent, net	84
Percentage and overage rent	190
Recoveries	2,236
Uncollectible revenue	39
(3) Other Income:
Ancillary and other rental income	254
Lease termination fees	9

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Combined Income Statement
	4Q21	4Q20	12M21	12M20
Revenues:
Rental income (1)	$43,771	$53,242	$189,651	$249,259
Other income (2)	1,165	798	5,908	3,687
	44,936	54,040	195,559	252,946
Expenses:
Operating and maintenance	7,118	8,193	28,994	37,612
Real estate taxes	5,056	7,186	24,397	39,428
	12,174	15,379	53,391	77,040

Net operating income	32,762	38,661	142,168	175,906

Other income (expense):
Interest expense	(10,481)	(12,455)	(43,379)	(60,010)
Depreciation and amortization	(16,309)	(22,199)	(66,618)	(99,779)
Impairment charges	0	0	0	(33,240)
Preferred share expense	0	(1,998)	0	(15,708)
Other expense, net	(3,268)	(2,952)	(12,074)	(13,796)
	2,704	(943)	20,097	(46,627)
Gain on disposition of real estate, net	53,803	28	89,935	9,257
Net income (loss) attributable to unconsolidated JVs	56,507	(915)	110,032	(37,370)
Depreciation and amortization	16,309	22,199	66,618	99,779
Impairment of real estate	0	0	0	33,240
Gain on disposition of real estate, net	(53,803)	(28)	(89,935)	(9,257)
FFO	$19,013	$21,256	$86,715	$86,392
FFO at SITE's ownership interests	$4,638	$5,142	$21,703	$19,671
Operating FFO at SITE's ownership interests	$4,743	$5,142	$21,840	$19,713
(1) Rental Income:
Minimum rents	$31,169	$38,062	$129,804	$187,293
Ground lease minimum rents	1,462	1,857	6,096	10,475
Straight-line rent, net	146	736	704	(344)
Amortization of (above) below market rent, net	422	2,287	1,975	7,082
Percentage and overage rent	844	653	1,693	1,314
Recoveries	9,684	12,053	42,991	62,763
Uncollectible revenue	44	(2,406)	6,388	(19,324)
(2) Other Income:
Ancillary and other rental income	1,119	715	3,687	3,553
Lease Termination fees	46	83	2,221	134

Combined Balance Sheet
			At Period End
			4Q21	4Q20
Assets:
Land			$378,442	$441,412
Buildings			1,092,245	1,258,879
Improvements			123,313	137,663
			1,594,000	1,837,954
Depreciation			(441,215)	(492,288)
			1,152,785	1,345,666
Construction in progress and land			5,778	58,201
Real estate, net			1,158,563	1,403,867
Cash and restricted cash			37,535	35,212
Receivables, net			16,854	25,719
Other assets, net			49,029	61,381
Total Assets			1,261,981	1,526,179

Liabilities and Equity:
Mortgage debt			873,336	1,029,579
Notes and accrued interest payable to SITE			3,331	4,375
Other liabilities			51,473	57,349
Total Liabilities			928,140	1,091,303
Accumulated equity			333,841	434,876
Total Equity			333,841	434,876
Total Liabilities and Equity			$1,261,981	$1,526,179

SITE Centers Corp.

Property List - Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	706	$17.56	AMC Theatres, Best Buy, Big Lots, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		352	423	$15.92	DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.98	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		295	295	$28.38	PetSmart, Ross Dress for Less
5	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.45	Aldi, Kohl's, Michaels
6	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		277	424	$23.56	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
7	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.61	Cinemark, H & M, Nike, Restoration Hardware
8	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$21.94	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
9	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
10	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.34	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
11	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$29.51	CGV Cinemas, The Studio Mix
12	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.43	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
13	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		450	544	$13.30	Barnes & Noble, Best Buy, Burlington, DSW, Michaels (U), Nordstrom Rack, North Academy Fitness, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
14	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		241	258	$19.87	King Soopers, Marshalls, Michaels
15	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		233	642	$19.06	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
16	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	127	$18.04	Bed Bath & Beyond, The Fresh Market
17	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.47	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
18	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.62	HomeGoods (U), Stop & Shop, Target (U)
19	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	100%		84	84	$12.48	Publix
20	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.68	Big Lots, Indian River Antique Mall, Publix
21	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	100%		135	135	$16.05	—
22	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.61	Walmart Neighborhood Market
23	Shoppes at Addison Place	Miami-Fort Lauderdale-West Palm Beach, FL	Delray Beach	FL	100%		56	56	$44.64	—
24	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	134	$17.56	Ross Dress for Less, T.J. Maxx
25	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.76	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
26	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.21	Publix
27	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.85	Home Depot (U), Jo-Ann, Ross Dress for Less
28	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.84	LA Fitness (U), The Fresh Market
29	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.21	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
30	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	100%		228	228	$14.50	Publix, Ross Dress for Less
31	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.90	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Total Wine & More, Walmart Neighborhood Market
32	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	73	73	$12.31	Aldi, Athletica Health & Fitness
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$16.29	Publix, Ross Dress for Less, T.J. Maxx
34	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$11.65	Presidente Supermarket
35	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$17.88	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less

SITE Centers Corp.

Property List - Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	100	$26.61	Nordstrom Rack
37	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	264	264	$13.63	Badcock Home Furniture &more, dd's Discounts, Presidente Supermarket, Ross Dress for Less
38	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.04	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
39	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.98	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
40	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$12.01	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.73	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$15.64	buybuy BABY, Lowe's (U), PetSmart, Sprouts Farmers Market
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	222	$13.46	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
44	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$27.04	Publix (U), Target (U)
45	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		108	226	$14.99	Publix, Walmart (U)
46	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$35.98	—
47	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	100%		159	188	$15.46	Office Depot (U), Publix, Ross Dress for Less
48	Hammond Springs	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		69	69	$28.70	—
49	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	360	$19.05	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
50	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$13.04	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
51	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.89	Home Depot (U), Lowe's, Marshalls, Michaels, OfficeMax, Walmart (U)
52	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.79	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
53	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.31	Kroger
54	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.57	Goodwill
55	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$12.49	Aaron's
56	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	100%		68	68	$12.64	—
57	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$13.51	Dick's Sporting Goods Warehouse, Publix, Ross Dress for Less
58	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$13.76	Movie Tavern, Painted Tree Marketplace
59	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$12.29	Burlington, buybuy BABY, Home Depot, Jo-Ann, Kroger
60	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$15.66	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples
61	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$32.98	Mariano's, XSport Fitness
62	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
63	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	357	407	$32.53	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
64	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		490	656	$22.35	Bloomingdale's The Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
65	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.34	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
66	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$15.20	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Michaels, Target (U)
67	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		363	924	$14.42	Bob's Discount Furniture, Cinemark, Dick's Sporting Goods, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
68	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$17.16	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
69	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$25.34	AMC Theatres, Barnes & Noble, Best Buy, DSW, Golf Galaxy, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
70	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.38	Kohl's, Stop & Shop
71	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$15.18	AMC Theatres, Best Buy, Bob's Discount Furniture, Kohl's, Marshalls, Ross Dress for Less
72	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.50	Burlington, Micro Center, PetSmart, Target, Trader Joe's

SITE Centers Corp.

Property List -Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
73	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.49	Costco (U), HomeGoods, HomeSense, Target (U)
74	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$28.78	Whole Foods
75	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$34.14	Sam's Club (U), Walmart (U)
76	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$15.90	Big Lots, Dick's Sporting Goods, Target (U)
77	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$13.91	buybuy BABY, Dick's Sporting Goods, DSW, Home Depot
78	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$21.72	andThat!, Cost Plus World Market
79	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	89	$12.81	The Edge Fitness Clubs
80	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		548	976	$19.73	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
81	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		750	1,122	$15.86	At Home, Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Wegmans
82	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	249	$12.94	Home Depot, Super Stop & Shop
83	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$16.32	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
84	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	846	$13.91

AMC Theatres, American Freight Outlet Stores, AutoZone, Bed Bath & Beyond, Big Lots, Burlington, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Target (U), Value City Furniture

85	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$24.62	Harris Teeter, Marshalls, PetSmart
86	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$16.60	The Fresh Market
87	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$13.11	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
88	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.41	Lowes Foods
89	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.65	Harris Teeter
90	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$13.17	Lowes Foods
91	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$26.51	—
92	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	252	426	$16.09	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Target (U), Urban Air Trampoline & Adventure Park
93	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.07	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
94	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.51	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
95	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$17.35	Best Buy, Costco (U), Michaels, Target (U)
96	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.84	Giant Eagle, Hobby Lobby, Kohl's, Target (U)
97	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		147	147	$24.06	Fresh Thyme Farmers Market, HomeSense
98	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$14.96	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
99	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.46	Burlington, HomeGoods
100	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.72	Barnes & Noble, Marshalls, Phoenix Theatres, Staples, Target
101	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.63	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, Target (U), T.J. Maxx
102	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.67	Giant Eagle
103	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.63	Burlington, Kohl's, Planet Fitness
104	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		285	546	$20.77	Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Ross Dress for Less, Sierra Trading Post, Target (U)
105	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$35.20	—
106	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	386	$16.46	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
107	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	225	$9.56	ACME, Walmart

SITE Centers Corp.

Property List – Excludes SAU

Note:  GLA in thousands.  (U) indicates unowned.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	386	$9.37	Christmas Tree Shops, Home Depot, Jo-Ann
109	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.67	Food Lion, Jo-Ann, Kohl's, Marshalls
110	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$14.99	Marshalls, Michaels, T.J. Maxx, Total Wine & More, Walmart (U)
111	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	174	$9.89	Dick's Sporting Goods, HomeGoods, Kohl's
112	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.26	Best Buy, Restoration Hardware, Ross Dress for Less
113	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$27.01	—
114	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$18.32	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
115	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		490	841	$11.94	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods, Target (U), T.J. Maxx, Urban Air Trampoline & Adventure Park
116	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.12	Ross Dress for Less, Target (U)
117	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		450	625	$18.23	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
118	Emmet Street North	Charlottesville, VA	Charlottesville	VA	100%		2	2	$86.32	—
119	Emmet Street Station	Charlottesville, VA	Charlottesville	VA	100%		11	11	$51.82	—
120	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$18.27	Michaels, The Fresh Market
121	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.90	Barnes & Noble, Regal Cinemas
122	White Oak Village	Richmond, VA	Richmond	VA	100%		432	956	$15.68	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
123	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.23	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
124	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.76	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
125	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$12.04	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				31,101	41,295
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio

SITE Centers Corp.

Property List – SAU

Note:  GLA in thousands.  Anchors include tenants greater than 20K SF.

#	Center	MSA	Location	ST	SITE Own %	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	70	70	$23.48	—
2	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	67	67	$7.90	Kroger
3	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	63	63	$10.93	Publix
4	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	74	88	$14.53	Publix
5	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	70	70	$10.74	Publix
6	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	64	64	$11.28	Publix
7	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	78	78	$24.21	Stop & Shop
8	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	104	104	$17.98	REI, Whole Foods
9	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	138	141	$14.31	Kroger
10	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	110	110	$6.30	—
11	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	68	86	$3.63	Kroger
			Total			906	941
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements3 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein. Reconciliation of 2021 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Shopping Center Summary
Operating Centers – 100%	136	137	137	138	138
Wholly Owned - SITE	89	81	80	78	78
JV Portfolio	47	56	57	60	60

Owned and Ground Lease GLA – 100%	32,007	32,347	32,492	32,806	32,863
Wholly Owned - SITE	22,856	21,677	21,605	21,580	21,639
JV Portfolio – 100%	9,151	10,670	10,887	11,226	11,224
Unowned GLA – 100%	10,229	10,475	10,475	10,617	10,562

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.52	$17.51	$17.46	$17.43	$17.55
Base Rent PSF < 10K	$27.76	$27.68	$27.61	$27.37	$27.53
Base Rent PSF > 10K	$14.42	$14.44	$14.43	$14.43	$14.51
Commenced Rate	89.9%	89.7%	89.1%	88.1%	88.2%
Leased Rate	92.5%	91.7%	91.2%	90.8%	91.0%
Leased Rate < 10K SF	84.9%	83.9%	83.1%	82.5%	82.7%
Leased Rate > 10K SF	95.1%	94.4%	93.9%	93.7%	93.8%

Wholly Owned SITE
Base Rent PSF	$18.52	$18.67	$18.61	$18.62	$18.75
Leased Rate	92.8%	92.9%	92.3%	91.9%	91.9%
Leased Rate < 10K SF	85.1%	83.9%	82.7%	82.7%	82.7%
Leased Rate > 10K SF	95.4%	95.7%	95.4%	94.7%	94.7%

Joint Venture (100%)
Base Rent PSF	$15.15	$15.25	$15.27	$15.24	$15.36
Leased Rate	91.6%	89.5%	88.8%	88.8%	89.3%
Leased Rate < 10K SF	84.3%	83.8%	83.8%	82.1%	82.6%
Leased Rate > 10K SF	94.3%	91.7%	90.8%	91.5%	91.9%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.22	$16.59	$16.62	$16.57	$16.62
Leased Rate	91.6%	87.6%	87.2%	87.4%	89.0%
Leased Rate < 10K SF	83.8%	83.5%	84.0%	83.2%	83.6%
Leased Rate > 10K SF	94.6%	89.2%	88.5%	89.1%	91.1%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q21	22	96,049	$24.73	$21.62	14.4%	8.5	46	252,632	$21.61	9.3
3Q21	13	82,261	$19.00	$15.92	19.3%	8.7	35	218,767	$20.37	8.7
2Q21	18	76,487	$22.13	$20.82	6.3%	8.6	35	144,400	$23.05	9.0
1Q21	16	43,416	$33.70	$28.50	18.2%	7.7	38	187,639	$22.79	8.6
	69	298,213	$23.79	$20.84	14.2%	8.4	154	803,438	$21.81	8.9

Renewals
4Q21	55	555,142	$18.94	$18.29	3.6%	5.3	55	555,142	$18.94	5.3
3Q21	53	634,537	$18.09	$17.83	1.5%	5.5	53	634,537	$18.09	5.5
2Q21	42	569,976	$14.10	$13.35	5.6%	5.4	42	569,976	$14.10	5.4
1Q21	53	424,733	$16.36	$17.35	(5.7%)	5.4	53	424,733	$16.36	5.4
	203	2,184,388	$16.93	$16.69	1.4%	5.4	203	2,184,388	$16.93	5.4

New + Renewals
4Q21	77	651,191	$19.80	$18.78	5.4%	5.9	101	807,774	$19.78	6.7
3Q21	66	716,798	$18.19	$17.61	3.3%	5.9	88	853,304	$18.68	6.4
2Q21	60	646,463	$15.05	$14.23	5.8%	6.0	77	714,376	$15.91	6.5
1Q21	69	468,149	$17.97	$18.39	(2.3%)	5.8	91	612,372	$18.33	6.6
	272	2,482,601	$17.75	$17.19	3.3%	5.9	357	2,987,826	$18.24	6.5

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
4Q21	252,632	$22.77	$2.67	$4.05	$1.08	$7.80	$14.97	9.3
3Q21	214,044	$20.64	$4.63	$4.44	$0.83	$9.90	$10.74	8.8
2Q21	121,932	$25.45	$2.06	$5.44	$1.25	$8.75	$16.70	8.9
1Q21	124,771	$23.28	$2.48	$4.85	$0.97	$8.30	$14.98	8.1
	713,379	$22.68	$3.12	$4.53	$1.02	$8.67	$14.01	8.8

Renewals
4Q21	555,142	$19.26	$0.08	$0.00	$0.00	$0.08	$19.18	5.3
3Q21	634,537	$18.30	$0.33	$0.00	$0.05	$0.38	$17.92	5.5
2Q21	569,976	$14.24	$0.05	$0.01	$0.00	$0.06	$14.18	5.4
1Q21	424,733	$16.51	$0.48	$0.00	$0.00	$0.48	$16.03	5.4
	2,184,388	$17.13	$0.22	$0.00	$0.01	$0.23	$16.90	5.4

New + Renewals
4Q21	807,774	$20.36	$1.20	$1.76	$0.47	$3.43	$16.93	6.7
3Q21	848,581	$18.89	$1.82	$1.54	$0.32	$3.68	$15.21	6.4
2Q21	691,908	$16.22	$0.54	$1.35	$0.31	$2.20	$14.02	6.3
1Q21	549,504	$18.04	$1.06	$1.44	$0.29	$2.79	$15.25	6.1
	2,897,767	$18.50	$1.20	$1.54	$0.35	$3.09	$15.41	6.4

(1) New Leases exclude redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q21	4	8,110	$32.70	$30.08	8.7%	8.1	18	110,534	$18.46	8.9
3Q21	12	73,300	$18.82	$16.87	11.6%	9.1	22	92,515	$19.04	8.4
2Q21	13	69,227	$15.65	$15.78	(0.8%)	7.4	25	112,030	$16.09	7.4
1Q21	12	134,014	$11.58	$11.44	1.2%	7.6	21	156,828	$12.50	7.4
	41	284,651	$15.04	$14.42	4.3%	8.1	86	471,907	$16.03	8.0

Renewals
4Q21	34	200,062	$18.16	$16.33	11.2%	4.9	34	200,062	$18.16	4.9
3Q21	47	446,750	$14.58	$13.51	7.9%	4.8	47	446,750	$14.58	4.8
2Q21	46	573,350	$13.42	$12.99	3.3%	5.1	46	573,350	$13.42	5.1
1Q21	33	277,564	$17.42	$16.82	3.6%	5.0	33	277,564	$17.42	5.0
	160	1,497,726	$15.14	$14.30	5.9%	5.0	160	1,497,726	$15.14	5.0

New + Renewals
4Q21	38	208,172	$18.72	$16.86	11.0%	5.2	52	310,596	$18.26	6.4
3Q21	59	520,050	$15.18	$13.98	8.6%	5.5	69	539,265	$15.34	5.5
2Q21	59	642,577	$13.66	$13.29	2.8%	5.4	71	685,380	$13.86	5.6
1Q21	45	411,578	$15.52	$15.07	3.0%	5.7	54	434,392	$15.64	5.7
	201	1,782,377	$15.12	$14.32	5.6%	5.5	246	1,969,633	$15.35	5.7

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
4Q21	110,534	$19.52	$1.99	$6.47	$0.83	$9.29	$10.23	8.9
3Q21	92,515	$20.03	$1.37	$3.57	$0.96	$5.90	$14.13	8.4
2Q21	112,030	$17.08	$1.23	$0.14	$0.58	$1.95	$15.13	7.4
1Q21	156,828	$13.06	$1.30	$3.20	$0.64	$5.14	$7.92	7.4
	471,907	$16.89	$1.46	$3.42	$0.73	$5.61	$11.28	8.0

Renewals
4Q21	200,062	$18.46	$0.02	$0.00	$0.01	$0.03	$18.43	4.9
3Q21	446,750	$14.74	$0.16	$0.00	$0.00	$0.16	$14.58	4.8
2Q21	573,350	$13.59	$0.03	$0.01	$0.00	$0.04	$13.55	5.1
1Q21	277,564	$17.63	$0.00	$0.00	$0.00	$0.00	$17.63	5.0
	1,497,726	$15.33	$0.06	$0.00	$0.00	$0.06	$15.27	5.0

New + Renewals
4Q21	310,596	$18.84	$1.00	$3.22	$0.42	$4.64	$14.20	6.4
3Q21	539,265	$15.65	$0.47	$0.92	$0.25	$1.64	$14.01	5.5
2Q21	685,380	$14.16	$0.29	$0.04	$0.13	$0.46	$13.70	5.6
1Q21	434,392	$15.98	$0.61	$1.50	$0.30	$2.41	$13.57	5.7
	1,969,633	$15.71	$0.53	$1.15	$0.25	$1.93	$13.78	5.7

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	23	0.1%	$258	0.1%	$11.22	31	65	1.4%	$1,669	1.2%	$25.68	32	88	0.4%	$1,927	0.5%	$21.90
2022	30	773	4.8%	11,249	5.1%	$14.55	214	577	12.5%	0	0.0%	$0.00	244	1,350	6.6%	11,249	3.2%	$8.33
2023	81	2,486	15.6%	32,980	14.8%	$13.27	219	653	14.1%	16,354	12.2%	$25.04	300	3,139	15.3%	49,334	13.8%	$15.72
2024	78	2,425	15.2%	33,185	14.9%	$13.68	247	669	14.4%	19,199	14.3%	$28.70	325	3,094	15.0%	52,384	14.7%	$16.93
2025	73	2,307	14.5%	33,284	15.0%	$14.43	208	649	14.0%	19,889	14.9%	$30.65	281	2,956	14.4%	53,173	14.9%	$17.99
2026	59	1,826	11.4%	23,348	10.5%	$12.79	186	546	11.8%	17,757	13.3%	$32.52	245	2,372	11.5%	41,105	11.5%	$17.33
2027	53	2,032	12.7%	28,354	12.7%	$13.95	105	380	8.2%	15,745	11.8%	$41.43	158	2,412	11.7%	44,099	12.4%	$18.28
2028	23	667	4.2%	9,642	4.3%	$14.46	80	261	5.6%	10,426	7.8%	$39.95	103	928	4.5%	20,068	5.6%	$21.63
2029	23	746	4.7%	11,492	5.2%	$15.40	71	241	5.2%	8,153	6.1%	$33.83	94	987	4.8%	19,645	5.5%	$19.90
2030	28	746	4.7%	10,272	4.6%	$13.77	69	208	4.5%	7,586	5.7%	$36.47	97	954	4.6%	17,858	5.0%	$18.72
2031	17	835	5.2%	8,788	3.9%	$10.52	61	203	4.4%	6,585	4.9%	$32.44	78	1,038	5.0%	15,373	4.3%	$14.81
Thereafter	33	1,086	6.8%	19,681	8.8%	$18.12	40	178	3.8%	10,520	7.9%	$59.10	73	1,264	6.1%	30,201	8.5%	$23.89
Total	499	15,952	100.0%	$222,533	100.0%	$13.95	1,531	4,630	100.0%	$133,883	100.0%	$28.92	2,030	20,582	100.0%	$356,416	100.0%	$17.32

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	23	0.1%	258	0.1%	$11.22	29	61	1.3%	$1,546	1.2%	$25.34	30	84	0.4%	$1,804	0.5%	$21.48
2022	8	149	0.9%	2,194	1.0%	$14.72	135	335	7.2%	9,134	6.8%	$27.27	143	484	2.4%	11,328	3.2%	$23.40
2023	5	126	0.8%	3,157	1.4%	$25.06	124	311	6.7%	9,165	6.8%	$29.47	129	437	2.1%	12,322	3.5%	$28.20
2024	12	238	1.5%	3,788	1.7%	$15.92	142	327	7.1%	10,452	7.8%	$31.96	154	565	2.7%	14,240	4.0%	$25.20
2025	12	266	1.7%	3,672	1.7%	$13.80	112	295	6.4%	8,162	6.1%	$27.67	124	561	2.7%	11,834	3.3%	$21.09
2026	4	79	0.5%	968	0.4%	$12.25	83	207	4.5%	5,931	4.4%	$28.65	87	286	1.4%	6,899	1.9%	$24.12
2027	12	284	1.8%	4,675	2.1%	$16.46	83	220	4.8%	6,809	5.1%	$30.95	95	504	2.4%	11,484	3.2%	$22.79
2028	20	325	2.0%	5,453	2.5%	$16.78	83	247	5.3%	7,280	5.4%	$29.47	103	572	2.8%	12,733	3.6%	$22.26
2029	12	355	2.2%	5,004	2.2%	$14.10	84	230	5.0%	6,417	4.8%	$27.90	96	585	2.8%	11,421	3.2%	$19.52
2030	16	427	2.7%	6,703	3.0%	$15.70	77	219	4.7%	6,096	4.6%	$27.84	93	646	3.1%	12,799	3.6%	$19.81
2031	17	326	2.0%	5,830	2.6%	$17.88	71	188	4.1%	4,862	3.6%	$25.86	88	514	2.5%	10,692	3.0%	$20.80
Thereafter	380	13,354	83.7%	180,831	81.3%	$13.54	508	1,990	43.0%	58,029	43.3%	$29.16	888	15,344	74.6%	238,860	67.0%	$15.57
Total	499	15,952	100.0%	$222,533	100.0%	$13.95	1,531	4,630	100.0%	$133,883	100.0%	$28.92	2,030	20,582	100.0%	$356,416	100.0%	$17.32

Note: Includes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	18	38	1.9%	$969	2.0%	$25.50	18	38	0.5%	$969	0.8%	$25.50
2022	4	96	1.5%	1,222	1.7%	$12.73	101	254	12.8%	6,319	13.0%	$24.88	105	350	4.3%	7,541	6.3%	$21.55
2023	28	743	12.0%	9,197	12.8%	$12.38	112	346	17.5%	7,716	15.9%	$22.30	140	1,089	13.3%	16,913	14.0%	$15.53
2024	34	1,333	21.5%	13,431	18.7%	$10.08	118	325	16.4%	7,973	16.4%	$24.53	152	1,658	20.3%	21,404	17.8%	$12.91
2025	25	717	11.6%	8,173	11.4%	$11.40	90	235	11.9%	5,400	11.1%	$22.98	115	952	11.6%	13,573	11.3%	$14.26
2026	32	1,049	16.9%	11,542	16.0%	$11.00	108	279	14.1%	6,350	13.1%	$22.76	140	1,328	16.2%	17,892	14.8%	$13.47
2027	25	699	11.3%	9,073	12.6%	$12.98	49	166	8.4%	4,520	9.3%	$27.23	74	865	10.6%	13,593	11.3%	$15.71
2028	14	402	6.5%	4,841	6.7%	$12.04	26	69	3.5%	2,206	4.5%	$31.97	40	471	5.8%	7,047	5.8%	$14.96
2029	8	272	4.4%	3,825	5.3%	$14.06	27	91	4.6%	2,488	5.1%	$27.34	35	363	4.4%	6,313	5.2%	$17.39
2030	5	149	2.4%	1,877	2.6%	$12.60	21	58	2.9%	1,346	2.8%	$23.21	26	207	2.5%	3,223	2.7%	$15.57
2031	8	291	4.7%	4,090	5.7%	$14.05	23	64	3.2%	1,831	3.8%	$28.61	31	355	4.3%	5,921	4.9%	$16.68
Thereafter	9	448	7.2%	4,681	6.5%	$10.45	16	53	2.7%	1,481	3.0%	$27.94	25	501	6.1%	6,162	5.1%	$12.30
Total	192	6,199	100.0%	$71,952	100.0%	$11.61	709	1,978	100.0%	$48,599	100.0%	$24.57	901	8,177	100.0%	$120,551	100.0%	$14.74

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	0	0.0%	$0.00	15	34	1.7%	$826	1.7%	$24.29	15	34	0.4%	$826	0.7%	$24.29
2022	2	62	1.0%	723	1.0%	$11.66	71	152	7.7%	3,958	8.1%	$26.04	73	214	2.6%	4,681	3.9%	$21.87
2023	9	162	2.6%	2,474	3.4%	$15.27	81	237	12.0%	5,284	10.9%	$22.30	90	399	4.9%	7,758	6.4%	$19.44
2024	3	43	0.7%	506	0.7%	$11.77	76	190	9.6%	4,881	10.0%	$25.69	79	233	2.8%	5,387	4.5%	$23.12
2025	4	57	0.9%	926	1.3%	$16.25	63	150	7.6%	3,370	6.9%	$22.47	67	207	2.5%	4,296	3.6%	$20.75
2026	4	78	1.3%	1,144	1.6%	$14.67	67	141	7.1%	3,351	6.9%	$23.77	71	219	2.7%	4,495	3.7%	$20.53
2027	5	94	1.5%	1,103	1.5%	$11.73	49	147	7.4%	3,965	8.2%	$26.97	54	241	2.9%	5,068	4.2%	$21.03
2028	3	81	1.3%	1,291	1.8%	$15.94	35	101	5.1%	2,718	5.6%	$26.91	38	182	2.2%	4,009	3.3%	$22.03
2029	11	286	4.6%	2,986	4.1%	$10.44	39	108	5.5%	2,957	6.1%	$27.38	50	394	4.8%	5,943	4.9%	$15.08
2030	7	151	2.4%	2,030	2.8%	$13.44	26	65	3.3%	1,566	3.2%	$24.09	33	216	2.6%	3,596	3.0%	$16.65
2031	8	169	2.7%	2,681	3.7%	$15.86	41	109	5.5%	2,745	5.6%	$25.18	49	278	3.4%	5,426	4.5%	$19.52
Thereafter	136	5,016	80.9%	56,088	78.0%	$11.18	146	544	27.5%	12,978	26.7%	$23.86	282	5,560	68.0%	69,066	57.3%	$12.42
Total	192	6,199	100.0%	$71,952	100.0%	$11.61	709	1,978	100.0%	$48,599	100.0%	$24.57	901	8,177	100.0%	$120,551	100.0%	$14.74

Note: Includes ground leases

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